**AMENDMENT TO FORBEARANCE AGREEMENT**

This Amendment to Forbearance Agreement (this "**Amendment**"), dated as of July 25, 2012 (the "**Effective Date**"), is by and among Juventas, LLC, a Texas limited liability company (the "**Juventas**"), Wound Management Technologies, Inc., a Texas corporation ("**WMTI**"), Wound Care Innovations, LLC, a Nevada limited liability company ("**WCI**"), BioPharma Management Technologies, Inc., a Texas corporation ("**BioPharma**"), Resorbable Orthopedic Products, LLC, a Texas limited liability company ("**Resorbable**," and together with WMTI, WCI, and BioPharma, each a "**Maker**," and collectively, the "**Makers**"), and Scott Haire ("**Guarantor**," and collectively with the Makers, the "**WMTI Parties**"). The WMTI Parties collectively with Juventas are each a "**Party**" and collectively, the "**Parties**". Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

**WITNESSETH:**

**WHEREAS,** the Parties are parties to that certain Forbearance Agreement, dated as of July 13, 2012 (the "**Agreement**"); and

**WHEREAS,** the Parties desire to amend the Agreement as provided below;

**NOW, THEREFORE**, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

**AGREEMENT:**

1. Amendments to Note.

(a) Section 3(f) of the Agreement is hereby changed to Section 3(g).

(b) A new Section 3(f) is hereby added to the Agreement, which Section shall read in its entirety as follows:

> "(f) Notwithstanding the foregoing, in the event that, in addition to the Initial Payment, the Makers make an additional lump-sum payment to Juventas of $415,000 no later than July 25, 2012 representing a portion of the remaining unpaid principal and interest on the Note (the "Alternative Second Payment"), upon receipt of the Alternative Second Payment by Juventas: (i) Juventas will forgive all remaining outstanding indebtedness outstanding under the Note, including, accrued and unpaid interest and collection costs incurred by Juventas; (ii) Makers shall have no further obligation with respect to the indebtedness evidenced by

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the Note; and (iii) Juventas shall deliver the original Note to Makers, marked "Cancelled," or an affidavit that such Note has been lost or destroyed. In the event that Makers fail to make the Alternative Second Payment on or prior to July 25, 2012, Makers shall make a payment of all principal, accrued and unpaid interest under the Note no later than September 13, 2012 (or earlier as provided in subsection (e) above).

2. Miscellaneous.

(a) Except as specifically provided herein, the Agreement shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

**EXECUTED** as of the date first set forth above.

**MAKERS:**

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________
Robert Lutz
Chief Executive Officer

WOUND CARE INNOVATIONS, LLC

By: ______________________
Robert Lutz
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________
Robert Lutz
Chief Executive Officer

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RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________

Robert Lutz
Chief Executive Officer

**GUARANTOR**

______________________________

Scott Haire

**JUVENTAS, LLC**

By: ______________________________
Name: Bryant W. Gaines
Title: V.P.

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